                                                                    EXHIBIT 99.2


                             LETTER OF TRANSMITTAL

                 SOUTHLAND BANCORPORATION MERGER WITH AND INTO
                                  ABC BANCORP

To:  ____________________________________________________
     Exchange Agent
     Attention:  ____________________

     By Mail:                                         By Hand:

     _____________________               _____________________
     _____________________               _____________________
     _____________________               _____________________


     This Letter of Transmittal concerns the exchange of Southland Bancorporation shares of common stock, without par value ("Company Shares"), for cash and shares of ABC Bancorp common stock, $1.00 par value per share ("ABC Common Stock"), pursuant to the proposed merger of Southland Bancorporation (the "Company") with and into ABC Bancorp ("ABC"). (See Instructions accompanying this Letter of Transmittal. Unless otherwise provided herein, all capitalized terms used herein are defined in the Instructions).

     IMPORTANT. For each Company Share you own, you will receive consideration in cash and/or in shares of ABC Common Stock. The aggregate consideration for all Company Shares will be divided between cash and ABC Common Stock in the following manner: (a) no less than 35% and no more than 49% of the Company Shares (including shares with respect to which dissenters' rights have been perfected) will be converted into cash; and (b) no less than 51% and no more than 65% of the Company Shares will be converted into shares of ABC Common Stock. The amount of cash and the number of shares of ABC Common Stock which you will receive will be determined pursuant to the allocation procedures set forth in the Agreement and Plan of Merger, dated as of December 18, 1995, between the Company and ABC (the "Merger Agreement"), which is described in the Proxy Statement/Prospectus of the Company dated _______________, 1996, previously mailed to you. These allocation procedures take into consideration elections previously made by Company shareholders with respect to their Company Shares. Due to the limitations and the allocation procedures provided for in the Merger Agreement, no Company shareholder can be assured of receiving the amount of cash or ABC Common Stock specified in his or her election unless such shareholder elected to receive cash for no more than 49% and no less than 35% of his Company shares or such shareholder elected to receive ABC Common Stock for no more than 65% and no less than 51% of his Company Shares.

                          COMPANY SHARES TO WHICH THIS
                         LETTER OF TRANSMITTAL RELATES

Important: Shareholders must list below the Company Shares to which this Letter of Transmittal relates.

     Certificate No.          Shares Represented by Each Certificate
     ---------------          --------------------------------------

     _______________          ___________________________________

     _______________          ___________________________________

     _______________          ___________________________________

     _______________          ___________________________________

     _______________          ___________________________________


     Total Shares:

________________________________________________________________________________
               (Name(s) of Registered Holder(s) -- Please Print)

________________________________________________________________________________
                                   (Address)

________________________________________________________________________________
                (Tax Identification or Social Security Numbers)

     YOU MUST ENCLOSE CERTIFICATES FOR YOUR COMPANY SHARES WITH THIS LETTER OF TRANSMITTAL (DULY ENDORSED IN BLANK OR OTHERWISE IF REQUIRED --SEE INSTRUCTIONS 3 AND 4) IN A FORM ACCEPTABLE FOR TRANSFER ON THE BOOKS OF THE COMPANY.

                          SPECIAL PAYMENT INSTRUCTIONS
                              (See Instruction 4)

     To be completed ONLY if the check and/or certificate(s) for ABC Common Stock to be issued are to be made payable to, or registered in the name of, someone other than the registered holder(s) of the Company Shares.
        -----

     Check and/or certificate(s) for ABC Common Stock to be made payable to or issued to:*
     Name: _______________________________________________________
                   (Please Print)

     Address:  ___________________________________________________


               ____________________________________________________


               ____________________________________________________
                    (Including Zip Code)

     _________________________________________________________________
               (Tax Identification or Social Security Number)**

*Only one recipient may be designated. Please attach additional sheets if necessary.

**Section 6109 of the Code requires recipients of dividends, interest and other payments to furnish identifying numbers to the persons making such payments, who must report such payments to the Internal Revenue Service. Recipients of such payments must provide identification numbers whether or not they are required to file a tax return or are covered by social security. The Code provides a penalty for failure to provide such a number when required to do so.

                         SPECIAL DELIVERY INSTRUCTIONS
                              (See Instruction 6)

     To be completed ONLY if the check and/or certificate(s) for ABC Common Stock are to be made payable to, or registered in the name of, the registered holder(s) of the Company Shares but are to be sent to another person or to an address other than the person or address to which this Letter of Transmittal was mailed.

     Check and/or certificate(s) for ABC Common Stock to be delivered to:*

     Name: _______________________________________________________
                              (Please Print)

     Address: ____________________________________________________


              ____________________________________________________
                         (Including Zip Code)

*Please attach additional sheets if necessary.

               ACKNOWLEDGMENTS, REPRESENTATIONS, WARRANTIES AND
                       AUTHORIZATIONS OF THE UNDERSIGNED


     1. I, the undersigned, hereby acknowledge receipt of the Proxy Statement and agree that all actions, instructions and orders in this Letter of Transmittal are subject to the terms and conditions of the Agreement and Plan of Merger relating to the merger (the "Merger Agreement"), the Proxy Statement and the Instructions applicable to this Letter of Transmittal. I also represent and warrant that I have full authority to make all the elections and give the representations, certifications and instructions contained in this Letter of Transmittal and to surrender the Company Shares pursuant to the Merger, and I will, upon receipt, execute any additional documents necessary or desirable to complete the exchange of Company Shares for cash and shares of ABC Common Stock. My signature below authorizes the Exchange Agent to follow and to rely upon all representations, certifications and instructions contained in this Letter of Transmittal. This Letter of Transmittal shall survive my death or incapacity and shall be binding upon my heirs, personal representatives and assigns.

     2. I hereby authorize and instruct the Exchange Agent to deliver the certificates covered hereby, and to receive on my behalf, in exchange for the Company Shares represented by such certificates, any cash and any certificate(s) for ABC Common Stock payable or issuable to me.

     3. I acknowledge that for each share of Company Common Stock I own I will receive consideration payable in cash and/or in shares of ABC Common Stock according to the terms, including the allocation procedures of, the Merger Agreement.

     4. Unless otherwise indicated above, please issue the check and/or the ABC Common Stock to which the undersigned is entitled in the name, and mail them to the address, indicated below. The undersigned agrees to pay transfer taxes, if any, due where ABC Common Stock is issued to a name different from that in which the Company Shares surrendered are registered. The undersigned certifies that any tax identification or social security number provided herein is true, correct and complete.

     5. I understand that the definitive terms pursuant to which the Merger will be effected, including the amount and form of consideration to be received by holders of Company Shares, the effect of this Letter of Transmittal, and certain conditions to the consummation of the transaction, are summarized in the Proxy Statement, and all of such definitive terms and conditions are set forth in full in the Merger Agreement, which is appended to the Proxy Statement.

     6. I understand and agree that the acceptance and delivery of any Letter of Transmittal or certificates representing Company Shares will not of itself create any right to receive the consideration elected above and that such right will arise only if the Merger is approved by the Company shareholders and is consummated and only to the extent provided in the Merger Agreement.

                          SHAREHOLDERS MUST SIGN BELOW
                         FOR THIS LETTER OF TRANSMITTAL
                                  TO  BE VALID
                              (See Instruction 2)

       Please sign exactly as your name(s) appear(s) on your certificate(s). If the Company Shares with respect to which this Letter of Transmittal applies are registered in the name of two or more owners, all such owners must sign personally. Executors, administrators, trustees and persons signing for corporations or partnerships should so indicate. By signing this form persons signing as executors, administrators or trustees and persons signing for corporations or partnerships represent and warrant that they have requisite legal authority to sign in the capacity indicated. Certificate(s) for ABC Common Stock will be issued only in the name of the person(s) submitting this Letter of Transmittal and will be mailed unless the Special Delivery or Special Payment Instructions are completed. If any of your certificate(s) is registered in your name or if you are signing in a representative capacity, see Instructions 4 and 5, respectively.

Name of Owner (Please Print):_______________________________________________

Address:____________________________________________________________________

Signature:____________________________________  Date:_______________________

Name of Owner (Please Print):_______________________________________________

Address:____________________________________________________________________

Signature:_______________________________  Date:____________________________
________________________________________________________________________________

                              SIGNATURE GUARANTEE
                           (See Instructions 3 and 4)
          Signature(s)
          Guaranteed: _____________________________________________
                    (Name of Firm Providing Signature Guarantee;
                     Please Print)

          (Authorized Signature) _______________________________

Note: In the event that the check is to be made payable to the name of the registered holder as inscribed on the surrendered Company Share certificates, the surrendered certificate need not be endorsed and no guarantee of the signature on the Letter of Transmittal is required.
                (ALSO COMPLETE SUBSTITUTE FORM W-9 ON NEXT PAGE)

                           IMPORTANT TAX INFORMATION

               PLEASE COMPLETE AND SIGN IF YOU ARE AN INDIVIDUAL
                    SUBJECT TO THESE REPORTING REQUIREMENTS

     Under federal income tax law, a holder of Company Shares must provide ABC with such holder's correct taxpayer identification number on Substitute Form W-9 set forth below. If such holder is an individual, the taxpayer identification number is his or her Social Security number. If the Exchange Agent is not provided with the correct taxpayer identification number, the holder of surrendered Company Shares may be subject to a $50 penalty imposed by the Internal Revenue Service.

     Certain holders of Company Shares (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that holder of Company Shares must submit a statement (Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. Such Form W-8 can be obtained form ABC.

     If backup withholding applies, ABC is required to withhold 31% of any payments made to the holder of previously outstanding Company Shares. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

Purpose of Substitute Form W-9.

     To prevent backup withholding on payments that are made to a holder of Company Shares with respect to Company Shares surrendered, the holder of Company Shares is required to notify ABC of his or her correct taxpayer identification number by completing the form below certifying that the taxpayer identification number provided on Substitute Form W-9 is correct (or that such holder of Company Shares is awaiting a taxpayer identification number).

What Number to Give the Exchange Agent.

     The holder of Company Shares is required to give ABC the Social Security Number or Employer Identification Number of the record owner of the Company Shares. If the Company Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.



                              SUBSTITUTE FORM W-9

- --------------------------------------------------------------------------------
PAYEE'S NAME:
- --------------------------------------------------------------------------------
               Part 1-PLEASE PROVIDE YOUR TIN        Social Security Number
                      IN THE BOX AT RIGHT AND
                      CERTIFY BY SIGNING       OR______________________________
                      AND DATING BELOW           Employer Identification Number
- --------------------------------------------------------------------------------

Department of the Treasury        Part 2 - Check the box if you are not subject
 Internal Revenue Service         to backup withholding under the provisions of
                                  section 3406(a)(1)(C) of the Internal Revenue
                                  Code because (1) you have not been notified
                                  that you are subject to backup withholding as
                                  a result of failure to report all interest or
                                  dividends or (2) the Internal Revenue Service
                                  has notified you that you are no longer
                                  subject to withholding. [_]
                                  ----------------------------------------------
Payer's Request for Taxpayer      CERTIFICATION - UNDER THE PENALTIES OF PERJURY
Identification Number (TIN)       I CERTIFY THAT THE INFORMATION PROVIDED ON
                                  THIS FORM IS TRUE, CORRECT AND COMPLETE.
                                  SIGNATURE____________________ DATE____________

                                                                Part 3

                                                                Awaiting Tin [_]
- --------------------------------------------------------------------------------

     NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 20% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer.-Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

- ------------------------------------------------------------------------------------------------------------
For this type of account:      Give the SOCIAL         For this type               Give the EMPLOYER
                             SECURITY number of --      of account:              IDENTIFICATION number of --
- ------------------------------------------------------------------------------------------------------------
1.  An individual's account    The individual         8.  Sole proprietorship    The owner/4/
                                                          account

2.  Two or more                The actual owner       9.  A valid trust,         Legal entity
    individuals (joint         of the account or,         estate or pension     (Do not furnish the identifying
    account)                   if combined funds,         trust                  number of the personal representative
                               any one of the                                    or trustee unless the legal entity
                               individuals/1/                                    itself is not designated in the account title)./5/


3.  Husband and wife           The actual owner       10. Corporate account       The corporation
   (joint account)             of the account or,
                               if joint funds,
                               either person/1/

4.  Custodian account of a     The minor/2/           11. Religious, charitable   The organization
    minor (Uniform Gift to                                or educational
    Minors Act)                                           organization account

5.  Adult and minor (joint     The adult or, if       12. Partnership account     The partnership
    account)                   the minor is the           held in the name
                               only contributor,          of the business
                               the minor/1/

6.  Account in the name of     The ward, minor or     13. Association,            The organization
    guardian or committee for  incompetent                club or other
    a designated ward, minor,   person/3/                 tax-exempt
    or incompetent person                                 organization

7.  a.  The usual revocable    The grantor-           14. A broker                The broker or nominee
        savings trust account   trustee/1/                or registered
        (grantor is also                                  nominee
         trustee)

    b.  So-called trust        The actual owner/1/   15. Account with the        The public entity
        account that is not a                             Department of
        legal or valid trust                              Agriculture in
        under State law                                   the name of a
                                                          public entity (such as
                                                          a State or local
                                                          government, school
                                                          district or prison)
                                                          that  receives
                                                          agricultural
                                                          program payments

______________________________________________________________________
/1/List first and circle the name of the person whose number you furnish.

/2/Circle the minor's name and furnish the minor's social security number.

/3/Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

/4/Show the name of the owner.

/5/List first and circle the name of the legal trust, estate or pension trust.

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES, FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9
                                     PAGE 2

Obtaining a Number
                                                         .  Payments described in section 6049(b)(5) to nonresident aliens.
If you don't have a taxpayer identification                 Payments on tax-free covenant bonds under section 1451.
number or you don't know your number, obtain             .  Payments made by certain foreign organizations.
Form SS-5, Application for a  Social Security Number     .  Payments made to a nominee.
Card, or Form SS-4, Application for Employer             Exempt payees described above should file Form W-9 to avoid possible
Identification Number, at the local office of the        erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH
Social Security Administration or the Internal           YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF
Revenue Service and apply for a number.                  THE FORM, AND RETURN IT TO THE PAYER, IF THE PAYMENTS ARE INTEREST,
                                                         DIVIDENDS OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Payees Exempt from Backup Withholding
Payees specifically exempted from backup withholding on ALL payments include the following:

 .  A corporation.                                           Certain payments other than interest, dividends and patronage
 .  A financial institution.                              dividends that are not subject to information reporting are also not
 .  An organization exempt from tax under                 subject to backup withholding.  For details, see the
   section 501(a), or an individual retirement plan.     regulations under section 6041, 6041A(a), 6045 and 6050A.
 .  The United States or any agency or
   instrumentality thereof.                              Privacy Act Notice -- Section 6109 requires most recipients of dividend,
 .  A foreign government, a political subdivision of      interest, or other payments to give taxpayer identification numbers to
   a foreign government, or any agency or                payers who must report the payments to IRS. IRS uses the numbers for
   instrumentality thereof.                              identification purposes. Payers must be given the numbers whether or not
 .  An international organization or any                  recipients are required to file tax returns. Beginning January 1, 1984,
   agency, or instrumentality thereof.                   payers must generally withhold 20% of taxable interest, dividend, and
 .  A registered dealer in securities or commodities      certain other payments to a payee who does not furnish a taxpayer
 .  A real estate investment trust.                       identification number to a payer.  Certain penalties may also apply.
 .  A common trust fund operated by a bank under          registered in the U.S. or a possession of the U.S.
   section 584(a).
 .  An exempt charitable remainder trust, or a
   non-exempt trust described in section 4987(a)(1).
 .  An entity registered at all times under the           Penalties
   Investment Company Act of 1940.                       (1) Penalty for Failure to Furnish Taxpayer Identification Number --
 .  A foreign central bank of issue.                      If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
                                                         (2) Failure to Report Certain Dividend and Interest Payments -- If you fail
Payments of dividends and patronage dividends not        to include an portion of an includible payment for interest, or patronage
generally subject to backup withholding                  dividends in gross income, such failure will be treated as being due to
include the following:                                   negligence and will be subject to a penalty of 5% on any portion of an under-payment attributable to that failure unless there is clear and
 .  Payments to nonresident aliens subject to             convincing evidence to the contrary.
   withholding under section 1441.                       (3) Civil Penalty for False Information with Respect to Withholding -- If
 .  Payments to  partnerships not engaged                 you make a false statement with no reasonable basis which results in no
   in a trade or business in the U.S. and which have     imposition of backup withholding, you are subject to a penalty of $500.
   at least one nonresident partner.                     (4) Criminal Penalty for Falsifying Information --Falsifying certification
 .  Payments of patronage  dividends where the            or affirmations may subject you to criminal penalties including fines
   amount received is not paid in money.                 and/or imprisonment.
 .  Payments made by certain foreign
   organizations.
 .  Payments made to a nominee.

Payments of interest not generally subject to backup withholding include the following:

 .  Payments of interest on obligations issued by         FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
   individuals.  Note:  You may be subject to backup      CONSULTANT OR THE INTERNAL REVENUE SERVICE
   withholding if this interest is $600 or more and is
   paid in the course of the payer's trade or business
   and you have not provided your correct taxpayer
   identification number to the payer.
 .  Payments of tax-exempt interest (including
   exempt-interest dividends under section 852).



                                  INSTRUCTIONS

                                    FOR THE
                             LETTER OF TRANSMITTAL


                            SOUTHLAND BANCORPORATION
                                  ABC BANCORP


TO SOUTHLAND BANCORPORATION SHAREHOLDERS:

     Southland Bancorporation (the "Company") has mailed a Proxy Statement/Prospectus dated _____________ __, 1996 (the "Proxy Statement"), to each Company shareholder. The Proxy Statement describes the proposed merger (the "Merger") of the Company with and into ABC Bancorp ("ABC") to be voted upon by the Company shareholders at the Special Meeting to be held _____________ __, 1996. The Merger, if approved by the Company shareholders at the Special Meeting, is expected to be consummated as soon as practicable following ___________________. In accordance with the terms of the Agreement and Plan of Merger dated as of December 18, 1995, between the Company and ABC (the "Merger Agreement"), upon the completion of all conditions under the Merger Agreement and the filing of appropriate articles of merger in the office of the Georgia and Alabama Secretaries of State (the "Effective Time"), each share of the common stock of the Company outstanding immediately prior to the consummation of the Merger (the "Company Shares"), other than shares held by shareholders who dissent from the Merger, will be converted into the right to receive cash and whole shares of the common stock, $1.00 par value per share, of ABC ("ABC Common Stock") equal to consideration equal to (i) 1.8 times the Book Value of the Company (as defined in the Merger Agreement) as of the close of business on the day immediately preceding the date of consummation of the Merger, divided by
(ii) the aggregate number of the outstanding shares of the Company's common stock as of the effective time of the Merger (the "Merger Consideration"). The Merger Consideration is payable in cash and/or in shares of ABC Common Stock. The aggregate consideration for all Company Shares will be divided between cash and ABC Common Stock in the following manner: (a) no more than 49% and no less than 35% of the Company Shares (including shares with respect to which dissenters' rights have been perfected), will be convened into cash; and (b) no more than 65% and no less than 51% of the Company Shares will be converted into shares of ABC Common Stock.

     The amount of cash and the number of shares of ABC Common Stock which you will receive will be determined pursuant to the allocation procedures set forth in the Merger Agreement which are further described in the Proxy Statement. These allocation procedures take into consideration elections previously made by Company shareholders with respect to their Company Shares. Due to the limitations and allocation procedures provided in the Merger Agreement, no Company shareholder can be assured of receiving the amount of cash specified in his or her election, unless such shareholder elected to receive cash for no more than 49% and no less than 35% of his or her Company Shares or such shareholder elected to receive ABC Common Stock for no more than 65% and no less than 51% of his Company Shares.

     Questions and requests for information, additional copies of the Letter of Transmittal or assistance relating to the Letter of Transmittal should be directed to _________________ at the Exchange Agent (telephone: (404) ___________________).



                                  INSTRUCTIONS

     1.  Deadline for Letter of Transmittal.   To be effective, the Letter of
         ----------------------------------
Transmittal (or a facsimile thereof) properly executed, and accompanied by the certificates representing the Company Shares covered thereby, must be received by the Exchange Agent, at one of its two addresses set forth on the first page of the Letter of Transmittal. Company shareholders are requested to send in their Letters of Transmittal and certificates for Company Shares no later than
_______________, 1996.   Any Company shareholder who does not vote in favor of
and objects to the Merger in strict compliance with Article 13 of the Alabama Business Corporation Act ("ABCA") in order to exercise his or her right of dissent should not complete the Letter of Transmittal. Such dissenting Company shareholder should comply with the provisions of Article 13 of the ABCA, a copy of which is attached to the Proxy Statement as Appendix B.

     2.  Signatures. The Letter of Transmittal must be signed by or on behalf of
         ----------
the registered holder(s) of the certificate(s) transmitted. If the Company Shares covered by the Letter of Transmittal are registered in the names of two or more owners, all such owners must sign. The signature(s) on the Letter of Transmittal should correspond exactly to the name(s) written on the face of the certificate(s) transmitted unless the Company Shares covered by the Letter of Transmittal have been assigned by the registered holder, in which event the Letter of Transmittal should be signed in exactly the same form as the name of the last assignee appears in the transfers attached to or endorsed on the certificate(s). See Instructions 4(a) and 4(b).

     If the Letter of Transmittal is signed by an agent, attorney, administrator, executor, guardian, trustee, or any person in any other fiduciary or representative capacity, or by an officer of a corporation on behalf of the corporation, the person signing must give such person's full title in such capacity. In addition, see Instruction 5.

     3.  Issuance of Check and New Certificates in Same Name.  IF ANY CHECK OR
         ---------------------------------------------------
CERTIFICATE REPRESENTING ABC COMMON STOCK IS TO BE MADE PAYABLE TO OR ISSUED IN THE NAME OF THE REGISTERED HOLDER AS INSCRIBED ON THE SURRENDERED COMPANY SHARE CERTIFICATE(S), THE SURRENDERED CERTIFICATE(S) NEED NOT BE ENDORSED AND NO GUARANTEE OF THE SIGNATURE ON THE LETTER OF TRANSMITTAL IS REQUIRED. For corrections in name or changes in name not involving changes in ownership, see Instruction 4(d).

     4.  Issuance of Check or New Certificate in Different Names.  If any check
         -------------------------------------------------------
is to be made payable in the name of a person other than the registered holder
                                              -----
of the surrendered certificate(s) or if any certificate representing ABC Common Stock is to be issued in the name of someone other than the registered holder of
                                             -----
the surrendered certificate(s), you must follow the guidelines listed below:

     (a)  Endorsement and Guarantee.  The certificate(s) surrendered must be
          -------------------------
properly endorsed (or accompanied by appropriate stock powers properly executed by the registered holder of such certificate(s)) to the person who is to receive the ABC Common Stock. The signature of the registered holder to the endorsement or stock powers must correspond with the name as written upon the face of the certificate(s) in every particular and must be guaranteed by a commercial bank or trust company in the United States or by a member firm of any national securities exchange or of the National Association of Securities Dealers, Inc.

     (b)  Transferee's Signature.  The Letter of Transmittal must be signed by
          ----------------------
the transferee or assignee or by his agent and should not be signed by the transferor or assignor. The signature of such transferee or assignee must be guaranteed by a commercial bank or trust company or by a member firm of any national securities exchange or of the National Association of Securities Dealers, Inc.

     (c)  Transfer Taxes.  In the event that any transfer or other taxes become
          --------------
payable by reason of the issuance of ABC Common Stock or a check in any name other than that of the registered holder, the Letter of Transmittal must be accompanied by a check in payment of any transfer or other taxes required by reason of such issuance in such different name or proper evidence that such tax has been paid or is not payable.

     (d)  Correction of or Change in Name.  For a correction of name or for a
          -------------------------------
change in name which does not involve a change in ownership, proceed as follows: for a change in name by marriage, etc., the surrendered certificate(s) should be endorsed, e.g., "Mary Doe, now by marriage Mrs. Mary Jones," with the signature guaranteed by a commercial bank or trust company or by a member firm of any national securities exchange or (of the National Association of Securities Dealers, Inc. For a correction in name, the surrendered certificate(s) should be endorsed, e.g., "James E. Brown, incorrectly inscribed as J. E. Brown," with the signature guaranteed as aforesaid.

YOU SHOULD CONSULT YOUR OWN TAX ADVISOR AS TO ANY POSSIBLE TAX CONSEQUENCES RESULTING FROM THE ISSUANCE OF ANY CHECK OR ANY CERTIFICATE REPRESENTING ABC COMMON STOCK IN A NAME DIFFERENT FROM THAT OF THE REGISTERED HOLDER OF THE SURRENDERED CERTIFICATE(S).

     5.  Supporting Evidence.  In case the Letter of Transmittal, certificate
         -------------------
endorsement or stock power is executed by an agent, attorney, administrator, executor, guardian, trustee, or any other person acting in a fiduciary or representative capacity, or by an officer of a corporation on behalf of the corporation, there must be submitted with the Letter of Transmittal, surrendered certificate(s), and/or stock powers documentary evidence of appointment and authority to act in such capacity (including court orders and corporate resolutions where necessary), as well as evidence of the authority of the person making such execution to assign, sell or transfer shares. Such documentary evidence of authority must be in form satisfactory to the Exchange Agent and the Company.

     6.  Special Instructions for Deliveries by the Exchange Agent.  Unless
         ---------------------------------------------------------
instructions to the contrary are given in the Special Delivery Instructions Box or Special Payment Instructions Box, any check or certificate representing ABC Common Stock to be distributed upon the surrender of Company Shares will be mailed to the address set forth above the owner's signature.

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

     7.  Inadequate Space.  If there is insufficient space to complete any box
         ----------------
or sign the Letter of Transmittal, please attach additional sheets.

     8.  Indication of Certificate Numbers.  The Letter of Transmittal must
         ---------------------------------
indicate the certificate number(s) of the certificate(s) representing the Company Shares covered thereby. If the space provided on the Letter of Transmittal is inadequate, such information should be listed separately on additional sheets and attached to the Letter of Transmittal.

     9.  Method of Delivery.  The method of delivery of all documents is at the
         ------------------
option and risk of the holder of Company Shares, but, if delivery is by mail, registered mail, with return receipt requested, properly insured is recommended. It is suggested that you mail as early as possible.

     10.  Payment Will Be Made by ABC Certificate.  Normally, a single
          ---------------------------------------
certificate representing ABC Common Stock will be issued; however, if for tax purposes or otherwise you wish to have the stock certificates issued in particular denominations, explicit written instructions to the Exchange Agent should be provided.

     11.  Lost Certificates.  If any of your certificates representing Company
          -----------------
Shares have been lost, stolen or destroyed, you should notify _____________ (telephone: (404) ________________) for instructions as to how to proceed. The Letter of Transmittal and related documents cannot be processed until the lost, stolen or destroyed certificate has been replaced. Replacement takes a minimum of 7 days.

     12.  Signature on Substitute Form W-9.  Each shareholder is required to
          --------------------------------
provide ABC with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is in the Letter of Transmittal, and to indicate that such holder is not subject to backup withholding by checking the box in Part 2 of the form. Failure to provide the information on the form may subject the shareholder to 31% backup withholding on the cash consideration paid. The box on the form may be checked if the holder of Company Shares has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box is checked and ABC is not provided with a TIN within 60 days, ABC will withhold 31% of the consideration paid thereafter until the TIN is provided to ABC.

     13.  Failure to Consummate the Merger.  If the Merger Agreement is
          --------------------------------
terminated, certificates submitted to the Exchange Agent will be returned as soon as practicable to the persons submitting them.

     14.  Voting Rights and Dividends.  Holders of Company Shares shall continue
          ---------------------------
to have the same voting rights to which they were previously entitled, and the right to receive all dividends paid on Company Shares deposited by them with the Exchange Agent, until such time as the Merger becomes effective.

     15.  Construction.  All questions with respect to the Letter of Transmittal
          ------------
will be determined by the Company, which determination shall be final and binding. With the consent of the Company, the Exchange Agent may (but is not required to) waive any material defects or variances in the manner in which the Letter of Transmittal has been completed and submitted so long as the intent of the holder of Company Shares submitting the Letter of Transmittal is reasonably clear.

     16.  Miscellaneous.  Neither the Company nor the Exchange Agent shall be
          -------------
under any duty to give notification of defects in the Letter of Transmittal, and they shall not incur any liability for failure to give such notice.

     All Letters of Transmittal shall be construed in accordance with the terms and conditions of the Merger Agreement.

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